UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 4, 2004


                           SOUTHWEST COMMUNITY BANCORP

             Incorporated Under the Laws of the State of California


         000-50545                                      30-0136231
   Commission File Number                   I.R.S Employer Identification Number

                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 8.01. Other Events

     On July 8, 2004, Southwest Community Bancorp commenced a public "best efforts" offering of up to 500,000 shares at $30.00 per share.

     On October 4, 2005, Southwest Community Bancorp announced the that it had completed the offering of common stock and raised a total of $14,516,010 before expenses of approximately $125,000 from the sale of 483,867 new shares. Previously, on August 31, 2004, the Company reported that it had accepted the proceeds from the sale of 392,872 of these shares.


Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

         Not Applicable.

(b)  Pro Forma Financial Information

         Not Applicable.

(c)  List of Exhibits

99.1 Press Release of Southwest Community Bancorp dated October 4, 2004, announcing completion of its offering of new shares of common stock.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            SOUTHWEST COMMUNITY BANCORP


DATE: October 4, 2004                       By: /s/ Frank J. Mercardante
                                                --------------------------------
                                                    Frank J. Mercardante
                                                    President and
                                                    Chief Executive Officer